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                                                                   Exhibit 10.14

                        AFFILIATE REGISTRATION AGREEMENT

     This Registration Agreement (the "Agreement") is executed on and entered into as of October 21, 1994, among AV Alarm, Inc., a Texas corporation (the "Company"), and James R. Hull (the "Shareholder").

                                    Recitals:

     The Company has entered into a Stock Purchase Agreement (the "Purchase Agreement") on this date, providing, among other things, for the purchase by certain investors of shares of the Company's Series A Convertible Preferred Stock, $0.01 par value (the "Preferred Stock"). Terms defined in the Purchase Agreement and not otherwise defined herein are used herein with the same meanings as defined in the Purchase Agreement.

     The Shareholder is an affiliate of the Company and owns shares of Common Stock, $0.01 par value, of the Company (collectively, the "Affiliate Common Stock"). The execution and delivery of this Agreement has been agreed to by the parties to the Purchase Agreement.

     The parties agree as follows:

     1. Piggyback Registrations.

          (a) Right to Piggyback. If the Company proposes to register any of its securities under the Securities Act (other than pursuant to registration solely in connection with an employee benefit or stock ownership plan) and the registration form to be used may be used for the registration of Affiliate Common Stock (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Affiliate Common Stock of its intention to effect such a registration (each a "Piggyback Notice"). Subject to subparagraph 1(c) below, the Company will include in such registration all shares of Affiliate Common Stock which holders of Affiliate Common Stock request the Company to include in such registration by written notice given to the Company within 15 days after the date of sending the Piggyback Notice.

          (b) Piggyback Expenses. The Registration Expenses of the holders of Affiliate Common Stock will be paid by the Company in all Piggyback Registrations.

          (c) Priority on Primary Registrations. If a Piggyback Registration relates to an underwritten public offering of equity securities by the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities proposed to be sold by the Company, (ii) second, the Underlying Common Stock requested to be included in such registration, pro rata among the holders of such Underlying Common Stock on the basis of the number of shares owned by each such holder, (iii) third, securities other than Underlying Common Stock requested to be included in such registration by holders of Underlying Common Stock and non-Purchaser Affiliates and (iv) fourth, other securities requested to be included in such registration.

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          (d) Priority on Secondary Registrations. If a Piggyback Registration
relates to an underwritten public offering of equity securities by holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Underlying Common Stock requested to be included in such registration, pro rata among the holders of such Underlying Common Stock on the basis of the number of shares owned by each such holder,
(iii) third, the securities other than Underlying Common Stock requested to be included in such registration by holders of Underlying Common Stock and non-Purchaser Affiliates and (iv) fourth, other securities requested to be included in such registration.

     2. Registration Procedures. Whenever the holders of Affiliate Common Stock have requested that any Affiliate Common Stock be registered pursuant to this Agreement, the Company will use its best efforts consistent with legal requirements and, in the case of an offering by the Company, prevailing market conditions, to effect the registration and the sale of such Affiliate Common Stock in accordance with the intended method of distribution thereof and will as expeditiously as possible:

               (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Affiliate Common Stock and use its best efforts to cause such registration statement to become effective, provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the selling shareholders' counsel selected by the holders of a majority of the Affiliate Common Stock covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

               (ii) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of up to six months, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement;

               (iii) furnish to each seller of Affiliate Common Stock such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Affiliate Common Stock owned by such seller;

               (iv) use its best efforts to register or qualify such Affiliate Common Stock under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such

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     jurisdictions of the Affiliate Common Stock owned by such seller, provided that the Company will not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any such jurisdiction;

               (v) notify each seller of such Affiliate Common Stock, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Affiliate Common Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

               (vi) cause all such Affiliate Common Stock to be listed on each securities exchange on which similar securities issued by the Company are then listed and to be qualified for trading on each system on which similar securities issued by the Company are from time to time qualified;

               (vii) provide a transfer agent and registrar for all such Affiliate Common Stock not later than the effective date of such registration statement and thereafter maintain such a transfer agent and registrar;

               (viii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the shares of Affiliate Common Stock being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Affiliate Common Stock;

               (ix) make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

               (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

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               (xi) permit any holder of Affiliate Common Stock which might be deemed, in the sole and exclusive judgment of such holder, to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included; and

               (xii) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Affiliate Common Stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order.

If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if, in its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require (i) the inclusion in such registration statement of language, in form and substance reasonably satisfactory to such holder, to the effect that the holding of such securities by such holder is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder, provided, that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

     3. Registration Expenses.

          (a) Definition. The term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and expenses of attorneys, accountants and other experts, and fees and expenses of underwriters and their attorneys and experts, other than underwriters' discounts and commissions on shares of Affiliate Common Stock and the fees and expenses of attorneys for holders of Affiliate Common Stock.

          (b) Payment. The Company shall pay the Registration Expenses in connection with all Piggyback Registrations.

     4. Indemnification.

          (a) Indemnification by the Company. The Company agrees to indemnify, to the extent permitted by law, each holder of Affiliate Common Stock, its officers and directors and each person who controls such holder (within the meaning of the securities act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission

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of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Affiliate Common Stock.

          (b) Indemnification by Holders. In connection with any registration statement in which a holder of Affiliate Common Stock is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the securities act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained or should have been contained in any information or affidavit so furnished in writing by such holder; provided, that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Affiliate Common Stock pursuant to such registration statement.

          (c) Notice; Defense of Claims. Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such~ indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) Survival; Contribution. The indemnification provided for under this agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities. Subject to the limitations and conditions of this paragraph 4, the Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification provided herein is unavailable for any reason.

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     5. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that no holder of Underlying Common Stock or Affiliate Common Stock included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution and a Statement to the effect that nothing has come to the attention of such holder that would lead such holder to believe that the registration statement or the prospectus included therein contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

     6. Miscellaneous.

          (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Affiliate Common Stock in this agreement.

          (b) Adjustments Affecting Affiliate Common Stock. The Company will not take any action, or permit any change to occur, with respect to its securities for the purpose of materially and adversely affecting the ability of the holders of Affiliate Common Stock to include such Affiliate Common Stock in a registration undertaken pursuant to this Agreement or materially and adversely affecting the marketability of such Affiliate Common Stock in any such registration (including, without limitation, effecting a stock split or a combination of shares), provided that this subparagraph (b) shall not apply to actions or changes with respect to the Company's business, earnings or revenues where the effect of such actions or changes on the Affiliate Common Stock is merely incidental.

          (c) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally or by telex, facsimile transmission, telegram or overnight delivery service, or 72 hours after having been mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications will be sent to each party at the address indicated below:

If to the Company:     AV Alarm, Inc.
                       12801 Stemmons Freeway
                       Suite 821
                       Dallas, Texas 75234
                       Facsimile: (214) 484-1393
                       Attn: James R. Hull

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with a copy to:        Glast, Phillips & Murray
                       2200 One Galleria Tower
                       13355 Noel Road LB48
                       Dallas, TX 75240
                       Facsimile: (214) 419-8329
                       Attn: Michael Parsons

and to the Shareholder, to the address set forth opposite his name on the signature page of this Agreement, or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

          (d) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (e) Amendments and Waivers. Except as otherwise provided herein, no amendment, modification, termination or cancellation of this Agreement shall be effective unless made in writing signed by the Company and the holders of a majority of the then outstanding shares of Affiliate Common Stock.

          (f) Successors and Assigns. The rights of the parties under this Agreement shall inure to the benefit of, and this Agreement shall be binding upon, the successors and assigns of the parties hereto. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the holders of Underlying Common Stock or holders of Affiliate Common Stock are also for the benefit of, and enforceable by and against, any subsequent holder of Affiliate Common Stock.

          (g) Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

          (h) Complete Agreement. This Agreement, those documents expressly referred to herein, and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

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          (i) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (j) Governing Law. The construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the domestic laws of the State of Texas, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

          (k) Further Assurances. Each party to this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be necessary or appropriate to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated hereby.

          (l) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

          (m) Third Party Beneficiaries. The parties to this Agreement acknowledge that holders of Underlying Common Stock are third party beneficiaries of this Agreement and shall have the right to enforce the registration and other rights granted to them herein.

          (n) Other Registration Rights. The Shareholder acknowledges that holders of Underlying Common Stock of the Company have certain registration rights with respect to shares of Common Stock held by them, and the Shareholder hereby consents to such registration rights.

          (o) Termination. This Agreement shall terminate on October 20, 2004.

                                      * * *

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                        COMPANY:

                                        AV Alarm, Inc.


                                        By: /s/ James R. Hull
                                            ------------------------------------
                                            James R. Hull,
                                            President


                                        SHAREHOLDER:


                                        /s/ James R. Hull
                                        ----------------------------------------
                                        James R. Hull

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